                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                               GLOBAL OPPORTUNITY
                                BOND FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1995, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 20.34% as compared with 27.54% for the J.P. Morgan Emerging Markets Bond Index (the "Index"). For the fourth quarter of 1995, the Fund's total return was 5.16% compared to 10.20% for the Index. We believe that the markets' two-quarter strength is extendable into the next several quarters -- albeit not at the same pace as the last six months -- by virtue of still broadly attractive valuations which exist in the benchmark assets for the countries in which the Fund is invested.

Following a bout of profit taking early in the fourth quarter, the market resumed its upward climb. Profit taking was triggered by broker/dealers who were reducing positions due to fiscal year-end considerations. An improvement in the markets sentiment toward Argentina prompted all market participants to increase capital committed to this asset class. Hopes of a balanced budget agreement in the U.S. provided a favorable backdrop to the currency and fixed income markets, in general, over this period.

The fourth quarter was characterized by a high degree of dispersion in the individual country performances, as investors re-positioned their portfolios. Panama, Argentina and Venezuela were the outperformers and Poland, the Philippines, South Africa, Mexico and Russia were the underperformers for the quarter.

The markets perception of Argentina's credit risk changed dramatically as the political infighting between rival contenders for power came to an end, as President Menem seized the political initiative. Aggressive moves to tackle the federal budget, remedial measures to tackle the fiscal problems in the provinces and the privatization of the remaining state assets pulled Argentina out of the vicious circle of declining confidence and poor economic performance following the tequila crisis of the first quarter.

Brazilian assets recovered quite strongly during the last weeks of the quarter as President Cardoso re-established the political momentum for the reform program. The fiscal condition of the federal government will continue to be strained as the current constitution does not provide the government with sufficient degrees of freedom. Any long term corrective measures will have to wait until such time when reforms (including the administrative, tax and social security reform measures currently being discussed) are passed and implemented in the future. We remain optimistic that the political process will deliver reforms eventually.

Mexico once again proved to be a difficult credit to understand. Concerns over the state of the banking system and the lack of a pick-up in domestic growth caused nervousness in the foreign exchange markets in the fourth quarter. The markets believed that the government lacked the political will and economic policy alternatives to meet year-end demand for dollars. Fears about another peso crisis and the lack of a clear and timely strategic response on the part of the policy makers to combat the speculative demand for dollars produced the second peso crisis within the space of less than twelve months. Our holdings in peso denominated local treasury bills were affected as interest rates eventually increased and the peso weakened dramatically. We continued to hold our positions as we believed that this time around the pressures on the currency were seasonal and temporary and a drastic tightening of monetary policy would reverse the slide in the currency. Our outlook for 1996 is one of cautious optimism.

Russia, one of our relatively large bets against the Index, finally reached an agreement with its external creditors. The non-performing loans, based on the parameters of the announced restructuring, trade at spreads close to 2,000 bps above U.S. Treasuries, 700 bps wider than the assets of Ecuador, Bulgaria and Venezuela. We believe that given the current state of the economy (declining inflation, trade surpluses, a low external debt burden and a resumption in growth) and the willingness of any future administration to service their external debts, the market is mis-pricing Russian risk. The prices of the asset should increase on the announcement of an IMF Extended Fund Facility and continued compliance by the government under the terms of the restructuring agreement. We do not envisage any changes in our exposure to Russia at this point.

Our outlook for emerging markets debt remains positive. A slowdown in growth in the U.S. and Europe and signs of inflation should result in a decline in market rates. Credit stories unfolding in Latin America and Eastern Europe show dramatic improvements over 1995. Policy makers commitment to reform has only been strengthened in the post tequila days. The perfect line up of interest rates, spreads and fund flows should result in price appreciation. We will remain vigilant, however, for the first signs of a turnaround in market sentiment or fundamentals.

In the United States, as 1995 closed, the high yield market wrapped up one of its finest years. While market returns were excellent, there were several undercurrents that one had to be aware of to stay ahead of the competition. While the market rallied, spreads to Treasuries widened. More importantly, intra-market quality spreads widened as well. Market participants were concerned that the economy was entering an economic downturn. This view was supported by an extremely weak retail environment. Several major retailers filed for bankruptcy during the year. Also auto sales seemed to be softening and steel and paper prices were reported to be declining after strong run-ups in late 1994 and early 1995.

The Fund's strong performance in the U.S. portion of the portfolio was a result of overweight positions in the casino, communications, cable television and chemical sectors. As important as investing in winning ideas is avoiding trouble situations. Two of the weakest industries in 1995 were retailers and restaurants, sectors which the Fund avoided entirely.

It is difficult to formulate a strategy for 1996. Other than retailers, which have had a horrible history in the high yield market, it is hard to find a clearly undervalued industry. Steel and auto-related companies have widened to the rest of the market but it is a question of timing the market to catch a rebound in their bond prices and earnings momentum. Treasury rates have dropped precipitously and therefore cushion bonds have some appeal. Long-term interest rates are near the lows achieved at the end of 1993, however the shape of the yield curve is very different. Short-term rates are much higher than at the end of 1993 and it does not appear that a tightening is likely in the near future. We are also faced with the uncertainty of an election year. We expect to play it fairly close to the vest in 1996. We will be searching for bonds that generate good current income but do not represent undue credit risk.

Sincerely,

        [SIGNATURE]

Robert E. Angevine
PORTFOLIO MANAGER

       [SIGNATURE]

Paul Ghaffari
PORTFOLIO MANAGER

February 7, 1996

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                             TOTAL RETURN (%)
                         ----------------------------------------------------------------------------------------
                               MARKET VALUE (1)            NET ASSET VALUE (2)              INDEX (1)(3)**
                         ----------------------------  ----------------------------  ----------------------------
                                           AVERAGE                       AVERAGE                       AVERAGE
                           CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                         ----------------------------  ----------------------------  ----------------------------
ONE YEAR                       13.49%         13.49%         20.34%         20.34%         27.54%         27.54%

SINCE INCEPTION*                8.37           5.16          12.62           7.72          19.31          11.69

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                                 1994*       1995
Net Asset Value Per Share       $12.25     $12.99
Market Value Per Share          $12.50     $12.50
Premium/(Discount)                2.0%      -3.8%
Income Dividends                 $0.91      $1.59
Fund Total Return (2)          (6.42%)     20.34%
Index Total Return (1) (3)
**                             (6.45%)     27.55%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) JP Morgan Emerging Markets Bond Index

 * The Fund commenced operations on May 27, 1994.

**Unaudited.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Securities              99.0%
Short-Term Investments        0.8%
Other                         0.2%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States       26.7%
Argentina           24.5%
Brazil              15.6%
Mexico               8.8%
Morocco              8.4%
Russia               7.7%
Panama               3.2%
Bulgaria             2.7%
Ecuador              1.9%
Nigeria              0.7%
Other               -0.2%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                    PERCENT OF
                                                    NET ASSETS
                                                   ------------
       1.  Banco de Galicia 9.00%, 11/1/03                8.9%
       2.  Republic of Argentina 'L' Bond
           6.8125%, 3/31/05                               8.6
       3.  Kingdom of Morocco Restructuring and
           Consolidation Agreement 'A' 1990
           6.59375%, 1/1/09                               8.4
       4.  Bank for Foreign Economic Affairs              6.7
       5.  Banamex Pagare Discount Bond Zero
           Coupon, 10/23/97                               5.9


                                                    PERCENT OF
                                                    NET ASSETS
                                                   ------------
       6.  Federative Republic of Brazil 'C' Bond
           'Euro' 8.00%, 4/15/14 PIK                      5.0%
       7.  Minas Gerais 8.25%, 2/10/00                    4.2
       8.  Metrogas 'A' 12.00%, 8/15/00                   3.4
       9.  Republic of Panama 6.75%, 5/10/02              3.2
      10.  Iochpe Maxion 12.375%, 11/8/02                 2.8
                                                        -----
                                                         57.1%
                                                        -----
                                                        -----

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                  FACE
                                                AMOUNT        VALUE
                                                 (000)        (000)
---------------------------------------------
------------
DEBT INSTRUMENTS (99.2%)
---------------------------------------------
------------
ARGENTINA (24.5%)
BONDS
           Banco de Galicia 9.00%,
            11/1/03                        U.S.$ 5,500  U.S.$4,819
           Metrogas 'A' 12.00%, 8/15/00          1,800       1,832
      +++  Republic of Argentina Discount
            Bond 6.5625%, 3/31/23                2,000       1,313
      +++  Republic of Argentina 'L' Bond
            6.8125%, 3/31/05                     6,500       4,631
      / /  Republic of Argentina Par Bond
            5.00%, 3/31/23                       1,000         571
                                                        -----------
                                                            13,166
                                                        -----------
---------------------------------------------
------------
BRAZIL (15.6%)
BONDS
        #  Brazil Abril S.A. 12.00%,
            10/25/03                             1,000       1,007
       /\  Federative Republic of Brazil
            'C' Bond 8.00%, 4/15/14 PIK          4,722       2,709
      +++  Federative Republic of Brazil
            "New" New Money 'L' Bond
            7.3125%, 4/15/09                     1,500         932
           Iochpe Maxion 12.375%, 11/8/02        1,750       1,496
           Minas Gerais 8.25%, 2/10/00           2,750       2,283
                                                        -----------
                                                             8,427
                                                        -----------
---------------------------------------------
------------
BULGARIA (2.7%)
BOND
     +++#  The Republic of Bulgaria
            Discount Bond 'A' 6.75%,
            7/28/24                              2,750       1,470
                                                        -----------
---------------------------------------------
------------
ECUADOR (1.9%)
BOND
      +++  Republic of Ecuador Discount
            Bond 6.8125%, 2/28/25                2,000       1,014
                                                        -----------

---------------------------------------------------------
------------

                                                  FACE
                                                AMOUNT        VALUE
                                                 (000)        (000)

---------------------------------------------
------------
MEXICO (8.0%)
BONDS
           Banamex Pagare Discount Bond,
            Zero Coupon, 10/23/97           MXP 45,124   U.S.$3,188
           BNCE International Finance
            7.25%, 2/2/04                  U.S.$   500         392
        #  Petroleos Mexicanos 8.625%,
            12/1/23                              1,000         750
                                                        -----------
                                                             4,330
                                                        -----------
---------------------------------------------
------------
MOROCCO (8.4%)
LOAN AGREEMENT
     +++~  Kingdom of Morocco
            Restructuring and
            Consolidation Agreement 'A'
            1990 6.59375%, 1/1/09
            (Participation: Goldman
            Sachs, Lehman Brothers,
            Salomon Brothers)                    6,700       4,548
                                                        -----------
---------------------------------------------
------------
NIGERIA (0.7%)
BONDS
           Central Bank of Nigeria Par
            Bond 6.25%, 11/15/20                   750         369
                                                        -----------
---------------------------------------------
------------
PANAMA (3.2%)
BOND
      +++  Republic of Panama 6.75%,
            5/10/02                              2,000       1,709
                                                        -----------
---------------------------------------------
------------
RUSSIA (7.7%)
LOAN AGREEMENTS
       ++  Bank for Foreign Economic
            Affairs                             10,500       3,583
       ++  Bank for Foreign Economic
            Affairs                         CHF  2,000         585
                                                        -----------
                                                             4,168
                                                        -----------

---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                  FACE
                                                AMOUNT        VALUE
                                                 (000)        (000)
---------------------------------------------
------------
UNITED STATES (26.5%)
BONDS
           Ackerley Communications,
            Inc., 'A', 10.75%, 10/1/03     U.S.$   800   U.S.$ 856
           AES Corp. 9.75%, 6/15/00              1,000       1,032
           Arcadian Partners, L.P., 'B'
            10.75%, 5/1/05                         500         549
           Cablevision Systems Corp.,
            9.875%, 2/15/13                      1,300       1,384
           Columbia Gas Systems Inc. 'A'
            6.39%, 11/28/00                         70          70
           Columbia Gas Systems Inc. 'B'
            6.61%, 11/28/02                         68          69
           Columbia Gas Systems Inc. 'C'
            6.80%, 11/28/05                         68          69
           Columbia Gas Systems Inc. 'D'
            7.05%, 11/28/07                         68          68
           Columbia Gas Systems Inc. 'E'
            7.32%, 11/28/10                         68          68
           Columbia Gas Systems Inc. 'F'
            7.42%, 11/28/15                         68          67
           Columbia Gas Systems Inc. 'G'
            7.62%, 11/28/25                         68          67
           Corporate Express, Inc.
            9.125%, 3/15/04                      1,300       1,320
           IMC Global, Inc., 9.25%,
            10/1/00                                450         473
           Marvel Holdings, Inc., Zero
            Coupon, 4/15/98                      1,150         828
           Maxus Energy Corp., 11.50%,
            11/15/15                             1,000       1,040
     #/ /  Norcal Waste Systems, Inc.
            12.50%, 11/15/05                       500         504
           Owens-Illinois, Inc. 9.75%,
            8/15/04                                500         524
           Owens-Illinois, Inc. 9.95%,
            10/15/04                               500         525
           Pilgrim's Pride Corp.,
            10.875%, 8/1/03                        500         454
           Plantronics, Inc. 10.00%,
            1/15/01                                500         514
           Sheffield Steel Corp. 12.00%,
            11/1/01                                150         131
      / /  Six Flags Theme Parks, Inc.,
            0.00%, 6/15/05                       1,700       1,326
           Viacom, Inc 8.00%, 7/7/06             1,000       1,017
           Westpoint Stevens, Inc.,
            9.375%, 12/15/05                     1,050       1,042
                                                        -----------
                                                            13,997
                                                        -----------
UNITS
       ##  Trump Taj Mahal PIK (Bond + 1
            share of Taj Mahal Holding
            Corp. 'B' Common Stock)
            11.35%, 11/15/99                       260         250
                                                        -----------
                                                            14,247
                                                        -----------
---------------------------------------------------------
------------

                                                              VALUE
                                                              (000)
---------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
           (Cost U.S.$52,154)                           U.S.$53,448
                                                        -----------
---------------------------------------------------------
------------
                                                NO. OF
                                              WARRANTS
---------------------------------------------
------------
WARRANTS (0.0%)
---------------------------------------------
------------
NIGERIA (0.0%)
       +*  Central Bank of Nigeria,
            expiring 11/15/20                      750          --
                                                        -----------
---------------------------------------------
------------
UNITED STATES (0.0%)
        +  Petro PSC Properties, expiring
            6/1/97                               1,000          34
        +  Sheffield Steel Corp.,
            expiring 11/1/01                       750           4
                                                        -----------
                                                                38
                                                        -----------
---------------------------------------------
------------
TOTAL WARRANTS
           (Cost U.S.$4)                                        38
                                                        -----------
---------------------------------------------------------
------------
                                                NO. OF
                                                SHARES
---------------------------------------------
------------
PREFERRED STOCK (0.1%)
---------------------------------------------
------------
UNITED STATES (0.1%)
           Columbia Gas Systems, Inc.
            7.89% (Cost U.S.$47)                 1,913          47
                                                        -----------
---------------------------------------------
------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------
------------
UNITED STATES (0.1%)
           Columbia Gas Systems, Inc.
            5.22% (Cost U.S.$47)                 1,171          47
                                                        -----------
---------------------------------------------------------
------------
                                                  FACE
                                                AMOUNT
                                                 (000)
---------------------------------------------
------------
SHORT TERM INVESTMENTS (0.8%)
---------------------------------------------
------------
MEXICO (0.8%)
           Mexican Cetes, 2/22/96
            (Cost U.S. $526)                 MXP 3,336         405
                                                        -----------
---------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                      AMOUNT       AMOUNT
                                       (000)        (000)
---------------------------------------------------------
------------
TOTAL INVESTMENTS (100.2%)
  (Cost U.S.$52,778)                           U.S.$53,985
                                              -----------
---------------------------------------------------------
------------
OTHER ASSETS (10.5%)
  Receivable for Investments
   Sold                           U.S.$4,556
  Interest Receivable                  1,061
  Deferred Organization Costs             21
  Other Assets                             4       5,642
                                  ----------  -----------
---------------------------------------------------------
------------
LIABILITITES (-10.7%)
Payable for:
  Investments Purchased               (3,966)
  Dividends Declared                  (1,557)
  Bank Overdraft                        (120)
  Investment Advisory Fees               (44)
  Professional Fees                      (44)
  Shareholder Reporting Expenses         (25)
  Administrative Fees                    (13)
  Custodian Fees                          (6)
  Directors' Fees and Expenses            (4)
Other Liabilities                         (1)     (5,780 )
                                  ----------  -----------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 4,145,999 issued and
   outstanding U.S.$0.01 par values shares
   (100,000,000 shares authorized)            U.S.$53,847
                                              -----------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                     U.S.$12.99
                                              -----------
---------------------------------------------------------
------------

                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
  Common Stock                                U.S.$   41
  Capital Surplus                                 57,664
  Accumulated Undistributed Net
   Investment Income                                 159
  Accumulated Net Realized Loss                   (5,210 )
  Unrealized Appreciation on
   Investments and Foreign
   Currency Translations                           1,193
---------------------------------------------------------
TOTAL NET ASSETS                              U.S.$53,847
                                              -----------
---------------------------------------------------------
------------

        +         --  Non-income producing.
       ++         --  Non-income producing -- in default.
      +++         --  Variable/floating rate security -- rate
                      disclosed is as of December 31, 1995.
        #         --  144A security -- certain conditions for public
                      sale may exist.
       ##         --  9.375% of 11.35% represents amount paid in cash,
                      the remainder is payment-in-kind.
        ~         --  Participation interests were acquired through
                      the financial institutions indicated
                      parenthetically.
      / /         --  Step Bond -- coupon rate increases in increments
                      to maturity. Rate disclosed is as of December
                      31, 1995. Maturity date disclosed is the
                      ultimate maturity.
       /\         --  4.00% of 8.00% represents amount paid in cash.
                      The remainder is payment-in-kind. Cash payment
                      rate increases in increments to maturity.
        *         --  Security valued at cost-see note A-1 to
                      financial statements.
      PIK         --  Payment-in-Kind. Income may be paid in
                      additional securities or cash at the discretion
                      of the issuer.

---------------------------------------------
---------
DECEMBER 31, 1995 EXCHANGE RATES:
---------------------------------------------------------
CHF Swiss Franc                                                  1.154=U.S.$1.00
MXP Mexican Peso                                                 7.695=U.S.$1.00
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1995 (UNAUDITED)

                                                                       PERCENT
                                                            VALUE      OF NET
INDUSTRY                                                    (000)      ASSETS
--------------------------------------------------------------------------------
------------
Automobiles
Broadcast -- Radio & Television                       U.S.$ 2,241           4.2 %
Chemicals                                                   1,022           1.9
Coal, Gas, & Oil                                            2,363           4.4
Entertainment & Leisure                                     2,154           4.0
Financial Services                                          4,819           8.9
Foreign Government Bonds & Notes                           23,825          44.2
Gaming & Lodging                                              250           0.5
Loan Agreements                                             5,133           9.5
Machinery                                                     504           0.9
Metals                                                        131           0.3
Packaging & Container                                       1,049           1.9
Telecommunications                                          1,532           2.8
Textiles & Apparel                                          1,042           1.9
Other                                                       7,920          14.8
                                                      -----------    -----------
                                                      U.S.$53,985         100.2 %
                                                      -----------    -----------
                                                      -----------    -----------
--------------------------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                       1995
STATEMENT OF OPERATIONS                                               (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest.....................................................  U.S.$ 7,705
-------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees.....................................          508
    Administrative Fees..........................................          151
    Professional Fees............................................           86
    Shareholder Reporting Expenses...............................           56
    Interest Expense.............................................           54
    Custodian Fees...............................................           48
    Directors' Fees and Expenses.................................           24
    Transfer Agent Fees..........................................           17
    Other Expenses...............................................          104
-------------------------------------------------------------------------------
      Total Expenses.............................................        1,048
-------------------------------------------------------------------------------
        Net Investment Income....................................        6,657
-------------------------------------------------------------------------------
NET REALIZED LOSS
    Investment Securities Sold...................................       (3,624)
    Foreign Currency Transactions................................         (153)
-------------------------------------------------------------------------------
        Net Realized Loss........................................       (3,777)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Investments..................................................        6,730
    Foreign Currency Translations................................            1
-------------------------------------------------------------------------------
        Change in Unrealized Appreciation/Depreciation...........        6,731
-------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Appreciation/Depreciation.......................................        2,954
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........  U.S.$ 9,611
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                 PERIOD FROM
                                                MAY 27, 1994*
                                                     TO           YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,
                                                    1994             1995
STATEMENT OF CHANGES IN NET ASSETS                  (000)           (000)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income....................    U.S.$ 3,944     U.S.$ 6,657
    Net Realized Loss........................         (1,547)         (3,777)
    Change in Unrealized
     Appreciation/Depreciation...............         (5,538)          6,731
-----------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............         (3,141)          9,611
-----------------------------------------------------------------------------
Distributions:
    Net Investment Income....................         (3,771)         (6,562)
-----------------------------------------------------------------------------
Capital Share Transactions:
    Initial Public Offering of Shares
     (4,122,956 shares)......................         58,133              --
    Offering Costs...........................           (714)             --
    Reinvestment of Distributions (15,950
     shares).................................             --             191
-----------------------------------------------------------------------------
    Net Increase in Net Assets Resulting From
     Capital Share Transactions..............         57,419             191
-----------------------------------------------------------------------------
    Total Increase...........................         50,507           3,240
Net Assets:
    Beginning of Period......................            100          50,607
-----------------------------------------------------------------------------
    End of Period (including accumulated
     undistributed net investment income of
     U.S.$212 and U.S.$159, respectively)....    U.S.$50,607     U.S.$53,847
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
                                                       PERIOD FROM
                                                         MAY 27,
                                                          1994*
                                                       TO DECEMBER        YEAR ENDED
                                                           31,           DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                        1994              1995
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     U.S.$ 14.10       U.S.$ 12.25
-------------------------------------------------------------------------------------
Offering Costs....................................           (0.17)               --
-------------------------------------------------------------------------------------
Net Investment Income.............................            0.95              1.61
Net Realized and Unrealized Gain (Loss) on
 Investments......................................           (1.72)             0.72
-------------------------------------------------------------------------------------
    Total from Investment Operations..............           (0.77)             2.33
-------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................           (0.91)            (1.59)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................     U.S.$ 12.25       U.S.$ 12.99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.............     U.S.$ 12.50       U.S.$ 12.50
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..................................           (4.51)%           13.49%
    Net Asset Value (1)...........................           (6.42)%           20.34%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).............     U.S.$50,607       U.S.$53,847
-------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to
 Average Net Assets...............................            1.75%**           1.95%
Ratio of Expenses After Interest Expense to
 Average Net Assets...............................            2.97%**           2.06%
Ratio of Net Investment Income to Average Net
 Assets...........................................           11.90%**          13.07%
Portfolio Turnover Rate...........................              86%              160%
-------------------------------------------------------------------------------------

 *Commencement of operations.

 **Annualized.

(1)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

  Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

------------

    The Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on May 27, 1994 pursuant to the initial public offering of 4,000,000 shares of Common Stock. An additional 122,956 shares of Common Stock were issued on July 6, 1994 to cover over-allotments. Prior to May 27, 1994 the Fund had no operations other than the issuance of 7,093 shares of Common Stock on May 10, 1994 to Morgan Stanley Asset Management Inc. (the "Adviser"). The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY   VALUATION:        In    valuing   the    Fund's    assets,    all
    listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board") although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

    Capital surplus, accumulated undistributed net investment income and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.  REVERSE REPURCHASE AGREEMENTS:  In order to
leverage  the Fund, the  Fund may enter into  reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets. There were no reverse repurchase agreements outstanding at December 31, 1995.

    The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $677,000 at a weighted average interest rate of 6.39%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.

    dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

6. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7.  LOAN AGREEMENTS:  The Fund may invest in fixed
    and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8.  WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The
    Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities and due to the permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1995, the Fund incurred International Custodian fees of $39,000, of which $5,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31, 1995, the Fund has earned interest income of $4,000 and incurred interest expense of $20,000 on balances with the International Custodian.

E. For the year ended December 31, 1995, the Fund made purchases and sales totaling $80,534,000 and $92,655,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was $53,267,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $718,000 of which $2,105,000 related to appreciated securities and $1,387,000 related to depreciated securities. At December 31, 1995, the Fund had a capital loss carryforward for U.S. Federal income tax purposes totaling approximately $4,559,000 available to offset future capital gains of which $1,390,000 and $3,169,000 will expire on December 31, 2002 and 2003, respectively. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1995, the Fund expects to defer to January 1, 1996 for U.S. Federal income tax purposes, post-October capital losses of $162,000.

F. The Fund entered into an Agreement with a number of underwriters (the "Underwriters"), including Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the initial public offering of its shares and issued 4,122,956 shares in May and July 1994. The Fund has been advised that the total of underwriting discounts and placement commissions paid to the Underwriters relating to the initial public offering was $3,160,000.

G. In connection with its organization and initial public offering of shares, the Fund incurred $30,000 and $714,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning May 27, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

H. At December 31, 1995, approximately 27% of the Fund's total investments consist of high yield securities rated below investment grade. Investment in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1995, none of the Directors elected to participate in the Plan.

J. During December 1995, the Board declared a distribution of $0.38 per share, derived from net investment income, payable on January 9, 1996, to shareholders of record on December 29, 1995.

--------------------------------------------------------------------------------

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
               U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
--------------------------------------------------------------------------------

                                                                             THREE MONTHS ENDED
                                               ------------------------------------------------------------------------------
                                                                                          SEPTEMBER 30,       DECEMBER 31,
                                                 MARCH 31, 1995       JUNE 30, 1995           1995                1995
                                               ------------------   -----------------   -----------------   -----------------
                                                TOTAL   PER SHARE   TOTAL   PER SHARE   TOTAL   PER SHARE   TOTAL   PER SHARE
                                               -------  ---------   ------  ---------   ------  ---------   ------  ---------
Investment Income............................  $ 2,066   $ 0.50     $1,999    $0.48     $1,686    $0.41     $1,954    $0.48
Net Investment Income........................  $ 1,776   $ 0.43     $1,760    $0.42     $1,454    $0.35     $1,667    $0.41
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/ Depreciation.......  $(5,656)  $(1.37)    $6,230    $1.52     $1,317    $0.32     $1,063    $0.25
Net Increase (Decrease) in Net Assets
 Resulting
 from Operations.............................  $(3,880)  $(0.94)    $7,990    $1.94     $2,771    $0.67     $2,730    $0.66

--------------------------------------------------------------------------------

                                                                                                  THREE MONTHS ENDED
                                                                                        ---------------------------------------
                                                                      PERIOD FROM
                                                                    MAY 27, 1994* TO      SEPTEMBER 30,        DECEMBER 31,
                                                                     JUNE 30, 1994            1994                 1994
                                                                   ------------------   -----------------   -------------------
                                                                    TOTAL   PER SHARE   TOTAL   PER SHARE    TOTAL   PER SHARE
                                                                   -------  ---------   ------  ---------   -------  ----------
Investment Income................................................  $   575   $ 0.14     $1,912    $0.46     $ 2,443    $ 0.59
Net Investment Income............................................  $   445   $ 0.11     $1,505    $0.36     $ 1,994    $ 0.48
Net Realized Gain (Loss) and Change in Unrealized Appreciation
 (Depreciation)..................................................  $(3,146)  $(0.79)    $2,051    $0.53     $(5,990)   $(1.46)
Net Increase (Decrease) in Net Assets Resulting
 from Operations.................................................  $(2,701)  $(0.68)    $3,556    $0.89     $(3,996)   $(0.98)

--------------------------------------------------------------------------------------------------------------

* Commencement of operations

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Global Opportunity Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 27, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

---------

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353

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